UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) August 3, 2000


                      SUPERIOR ENERGY SERVICES, INC.
          (Exact name of registrant as specified in its charter)


        Delaware                   0-20310                   75-2379388
(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)           File Number)             Identification No.)


            1105 Peters Road, Harvey, Louisiana      70058
          (Address of principal executive offices) (Zip Code)



                              (504) 362-4321
           (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.


     On July 27, 2000, Superior Energy Services, Inc. issued the press release attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Exhibits.

          99 Press release issued by Superior Energy Services, Inc. on July 27, 2000 announcing earnings for the second quarter ended June 30, 2000 and announcing the acquisition of the assets of AMBAR, Inc.'s Production Services Division.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUPERIOR ENERGY SERVICES, INC.



                              By:  /S/ ROBERT S. TAYLOR

                                          Robert S. Taylor
                                       Chief Financial Officer

Dated: August 3, 2000